UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 24, 2012

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

201 Wells Avenue South, Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (425) 255-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

        In connection with the Annual Meeting of Shareholders of First Financial Northwest, Inc. (“Company”) that was held on May 24, 2012, the Company is providing a copy of the Final Report of the Inspector of Election prepared by the independent Inspector of Election, Carl T. Hagberg and Associates, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company announced the filing of the Final Report of the Inspector of Election in a press release, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)         Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

99.1           Final Report of the Inspector of Election, Carl T. Hagberg and Associates
99.2           Press Release of First Financial Northwest, Inc. dated May 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: May 30, 2012	By: /s/Victor Karpiak
Victor Karpiak
President and Chief Executive Officer